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                                                            Exhibit 10.43

                                   TAB PRODUCTS CO.
                         NONQUALIFIED STOCK OPTION AGREEMENT


    Tab Products Co. hereby grants to Philip C. Kantz (the "Optionee") an option to purchase a total of 142,000 shares of the common stock of the Company (the "Number of Option Shares") at an exercise price of $9.25 per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). This Option has not been granted pursuant to the Company's stock option plan. For purposes of this Option Agreement, (i) "Company" means Tab Products Co., a Delaware corporation, and any successor corporation thereto;
(ii) "Participating Company" means the Company and any present or future parent or subsidiary corporations of the Company (as those terms are defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

    1. GRANT OF THE OPTION. The Option is granted effective as of January 27, 1997 (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in paragraph 9.

    2. STATUS OF THE OPTION. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422 of the Code.

    3. TERM OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the date ten (10) years after the Date of Option Grant (the "Option Term Date"), (b) the last date for exercising the Option following termination of the Optionee's employment as described in paragraph 4(g), or (c) a Transfer of Control of the Company to the extent provided in paragraph 4(h) below.

    4.   EXERCISE OF THE OPTION.

         (a) RIGHT TO EXERCISE. Subject to the Optionee's continued employment with Participating Company Group, the Option shall become exercisable in twelve (12) installments of 11,833.33 shares of common stock, with the first such installment becoming exercisable on April 26, 1997 and subsequent installments becoming exercisable at the end of each three (3) month period thereafter. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

         (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 3 above,

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accompanied by full payment of the exercise price for the number of shares of stock being purchased.

         (c)  FORM OF PAYMENT OF OPTION PRICE.  Such payment shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value not less than the exercise price of the Option, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

         (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise agree to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

         (e) CERTIFICATE REGISTRATION.. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

         (f) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option

         (g)  TERMINATION OF EMPLOYMENT.

              (i) TERMINATION OF THE OPTION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminates, but in any event no later than the date of expiration of the Option term. If the Optionee's employment with the Participating Company Group is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the

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extent unexercised and exercisable by the Optionee on the date on which the
Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve
(12) months from the date the Optionee's employment terminated, but in any event no later than the date of expiration of the Option term. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment.

              (ii) TERMINATION OF EMPLOYMENT DEFINED. For purposes of this Option Agreement, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

              (iii) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of Stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the date of expiration of the Option term.

              (iv) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the exercisability and/or vesting of the Option if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         (h) TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

              (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

              (ii) a merger or consolidation of the Company into or with another corporation as a result of which the stockholders of the Company before such merger or consolidation shall own less than fifty percent (50%) of the voting securities of the surviving corporation; or

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              (iii)     the sale of all or substantially all of the Company's
assets (other than a sale or transfer to a subsidiary corporation of the Company as defined in section 425(f) of the Code).

    In the event of a Transfer of Control, notwithstanding any provision hereof to the contrary, the Option shall become fully exercisable and vested in full as of the date ten (10) days prior to the consummation of the Transfer of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate effective as of the date of the Transfer of Control to that extent that the Option is neither assumed or substituted for nor exercised as of the date of the Transfer of Control.

    5. RESTRICTIONS ON GRANT OF OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable on exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

    6. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

    7. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the exercise of the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

    8. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9

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below.  Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

    9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Appropriate adjustments shall be made in the number and class of shares of stock subject to the Option and in the option price of the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares of stock that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendments, the number of shares of stock subject to and the option price of the Option shall be adjusted in a fair and equitable manner.

    10. BINDING EFFECT. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

    11. ADMINISTRATION. This Option Agreement shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein. All questions of interpretation of this Option Agreement shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

    12. TERMINATION OR AMENDMENT. The Board may terminate or amend the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

    13. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

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    14.  APPLICABLE LAW.  This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                  TAB PRODUCTS CO.



                                  By:_________________________________

                                  Title:_______________________________




    The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions hereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:__________________________        ____________________________________
                                       Philip C. Kantz

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